Exhibit 99.1

THE J. M. SMUCKER COMPANY CRISCO BUSINESS

Abbreviated Financial Statements

April 30, 2020

(With Independent Auditors’ Report Thereon)

Report of Independent Auditors

The Board of Directors of The J. M. Smucker Company

We have audited the accompanying abbreviated financial statements of The J. M. Smucker Company Crisco Business, which comprise the statement of assets acquired and liabilities assumed as of April 30, 2020, and the related statement of revenue and direct operating expenses for the year then ended, and the related notes to the abbreviated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these abbreviated financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these abbreviated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the abbreviated financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the abbreviated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the abbreviated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the abbreviated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the abbreviated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the abbreviated financial statements referred to above present fairly, in all material respects, the statement of assets acquired and liabilities assumed as of April 30, 2020, and the related statement of revenue and direct operating expenses for the year then ended in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 1, the abbreviated financial statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the Crisco Business’ financial position, revenue and expenses. Our opinion is not modified with respect to this matter.

/s/Ernst & Young LLP

Akron, Ohio

January 28, 2021

THE J. M. SMUCKER COMPANY CRISCO BUSINESS

Statement of Assets Acquired and Liabilities Assumed

Dollars in millions	April 30, 2020
Assets:
Inventories	$30.0
Property, plant, and equipment – net	37.6
Operating lease right-of-use assets	2.0
Other intangible assets – net	121.1
Other noncurrent assets	0.2
Total assets	$190.9
Liabilities:
Current operating lease liabilities	$0.8
Noncurrent operating lease liabilities	1.2
Total liabilities	2.0
Net assets	$188.9

See accompanying notes to abbreviated financial statements.

THE J. M. SMUCKER COMPANY CRISCO BUSINESS

Statement of Revenue and Direct Operating Expenses

Dollars in millions	Year Ended April 30, 2020
Revenue	$269.2
Cost of products sold	173.9
Gross Profit	95.3
Selling, distribution, and administrative expenses	24.8
Amortization	7.7
Other operating expense (income) – net	(0.5)
Operating Income	$63.3

See accompanying notes to abbreviated financial statements.

THE J. M. SMUCKER COMPANY CRISCO BUSINESS

Notes to Abbreviated Financial Statements

April 30, 2020

(Dollars in millions)

NOTE 1: DESCRIPTION OF BUSINESS

The J. M. Smucker Company (“Smucker”) entered into an Asset Purchase Agreement (the “Agreement”) with B&G Foods North America, Inc. (the “Buyer”), which provides for the sale of certain assets of Smucker, pertaining to the The J. M. Smucker Company Crisco Business (the “Crisco Business”). The sale closed on December 1, 2020. The transaction included oils and shortening products sold under the Crisco brand, certain trademarks and licensing agreements, and dedicated manufacturing and warehouse facilities located in Cincinnati, Ohio, inclusive of certain employees who support the Crisco Business. The transaction also included the oils and shortening business outside of the U.S., which is primarily in Canada. The operating results for the Crisco Business were primarily included in Smucker’s U.S. Retail Consumer Foods segment. The accompanying statements for the Crisco Business present the assets acquired and liabilities assumed as of April 30, 2020, and the revenue and direct operating expenses for the fiscal year ended April 30, 2020.

The accompanying statement of assets acquired and liabilities assumed and the statement of revenue and direct operating expenses of the Crisco Business were prepared for the purpose of assisting the Buyer in complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the Crisco Business’ assets, liabilities, equity, revenues, expenses, and cash flows.

NOTE 2: ACCOUNTING POLICIES

Basis of Presentation: The statement of revenues and direct operating expenses of the Crisco Business was derived from Smucker’s historical accounting records, which are maintained in accordance with U.S. generally accepted accounting principles (“GAAP”). The statement of revenues and direct operating expenses is not intended to be a complete presentation of the results of operations as if the Crisco Business had operated independently during the period presented. Further, we do not represent that the results as presented are indicative of the results of operations that would have been achieved if the Crisco Business had operated as a separate, stand-alone entity as of or for the period presented, nor are they indicative of the financial condition or results of operations to be expected in the future due to changes in the business and the omission of certain operating expenses as described below. Certain expenses, such as corporate and administrative, are not tracked or monitored in a manner that would enable the development of full financial statements. Such costs include, but are limited to general overhead costs, such as costs related to corporate human resources, accounting, legal, and other administrative services; interest income or expense; and income taxes. As such, only costs directly related to the revenue-generating activities of the Crisco Business are included in this abbreviated financial statement as permitted by Rule 3-05 of Regulation S-X. The statement of revenue and direct operating expenses includes allocations of certain costs directly related to revenue-generating activities as discussed in the policies below. Management believes that the allocations are reasonable.

The statement of assets acquired and liabilities assumed includes only the assets of Smucker’s Crisco Business to be acquired by the Buyer pursuant to the Agreement. Certain assets and liabilities of the Crisco Business will not be sold per the terms of the Agreement, and therefore, are not included in the statement of assets acquired and liabilities assumed including, but not limited to, accounts receivable and accounts payable. Outside of operating lease liabilities, no other liabilities, contingent or otherwise, were assumed by the buyer.

Under Smucker’s centralized cash management system, cash requirements of the Crisco Business are provided directly by Smucker, and cash generated by the Crisco Business is remitted directly to Smucker. Transaction systems (i.e., payroll, employee benefits, and accounts payable) used to record and account for cash disbursements are provided by centralized Smucker organizations. Smucker also provides centralized sales, order management, billing, credit, and collection functions to the Crisco Business. These functions are operated on a regional basis and are customer focused rather than business or product focused. Transaction systems (e.g., billing, accounts receivable, and cash application) used to account for cash receipts are also provided by centralized Smucker organizations outside the defined scope of the Crisco Business. These systems are not designed to track the detail of operating, financing, or investing cash flows necessary to separately disclose these activities related to the Crisco Business. To the extent available, selected information pertaining to operating cash flows of the Crisco Business have been included within the notes to the abbreviated financial statements. There were no significant cash flows related to investing or financing activities.

Use of Estimates: The preparation of the abbreviated financial statements in conformity with U.S. GAAP require management to make certain estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. Actual results could differ from these estimates. Further, these financial statements include allocations and estimates that are not necessarily indicative of the costs and expenses that would have resulted if the Crisco Business had been operated as a separate entity, or the future results of the Crisco Business.

Inventories: Inventories are stated at the lower of cost or market, with market being defined as net realizable value, less costs to sell. Cost for all inventories is determined using the first-in, first-out method applied on a consistent basis. The cost of finished products and work-in process inventory includes materials, direct labor, and overhead.

Property, Plant, and Equipment: Property, plant, and equipment is recognized at cost and is depreciated on a straight-line basis over the estimated useful life of the asset (3 to 20 years for machinery and equipment and 5 to 40 years for buildings, fixtures, and improvements). Included in property, plant, and equipment are certain manufacturing assets located at Smucker’s Cincinnati, Ohio, manufacturing and warehouse facilities.

The Crisco Business long-lived assets are reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. There are no events or changes in circumstances of which Smucker is aware of that indicate the carrying value of the Crisco Business long-lived assets was not recoverable as of April 30, 2020.

Leases: The manufacturing and warehouse facilities located in Cincinnati, Ohio, equipment, and vehicles are leased through operating lease agreements. Leases with a term of 12 months or less on the balance sheet are not recognized. Instead, the related lease expense is expensed on a straight-line basis over the lease term.

Although the majority of the right-of-use asset and liability balances for the Cincinnati, Ohio, location consist of leases with renewal options, generally it is not reasonably certain they will be exercised, and therefore, the optional periods do not typically impact the lease term. Certain leases also include termination provisions or an option to purchase the leased property. Since it is not reasonably certain that these types of options will be exercised, minimum lease payments do not include any amounts related to these termination or purchase options. The lease agreements generally do not contain residual value guarantees or restrictive covenants that are material.

It is determined if an agreement is or contains a lease at inception by evaluating whether an identified asset exists that Smucker controls over the term of the arrangement. A lease commences when the lessor makes the identified asset available for use. In general, the lease and non-lease components are accounted for as a single lease component. Minimum lease payments do not include variable lease payments other than those that depend on an index or rate.

For the majority of the leases, the interest rate implicit in the lease cannot be readily determined, so the incremental borrowing rate is utilized to present value lease payments using information available at the lease commencement date. The credit rating and current economic environment is considered in determining this collateralized rate.

Lease expense for the Cincinnati, Ohio, facilities totaled $1.3 million for the year-ended April 30, 2020.

Finite-Lived Intangible Asset: The Crisco brand is a finite-lived intangible asset, which is amortized on a straight-line basis over the estimated useful life and is evaluated on an annual basis. Amortization expense of $7.7 million related to the Crisco brand intangible asset was recognized in the statement of revenue and direct operating expenses for the year ended April 30, 2020.

Revenue Recognition: Revenue from the sale of products is recognized when obligations under the terms of a contract with a customer have been satisfied. This occurs when control of the products transfers, which typically takes place upon delivery to or pick up by the customer.

Transaction price is based on the list price included in the published price list, which is then reduced by the estimated impact of variable consideration, such as trade marketing and merchandising programs, discounts, unsaleable product allowances, returns, and similar items, in the same period that revenue is recognized. To estimate the impact of the costs, customer contract provisions are considered, as well as historical data, and current expectations.

Trade marketing and merchandising programs support our products and consist of various promotional activities conducted through retail, distributors, or directly with consumers, including in-store display and product placement programs, price discounts, coupons, and other similar activities. The costs of these programs are recorded based upon volume and classified as a reduction of sales. The estimates of these costs for promotional programs are regularly reviewed and revised, when deemed necessary, based on estimates of what will be redeemed by retail, distributors, or consumers. These estimates are made using various techniques, including historical data on performance of similar promotional programs. Total promotional expenditures for the Crisco Business, including amounts classified as a reduction of sales, represented 23 percent of net sales for the year ended April 30, 2020.

Cost of Products Sold: Cost of products sold includes direct variable and fixed costs of materials, labor, overhead, and transportation costs, which relate to the costs incurred to ship the products.

Selling, Distribution, and Administrative (“SD&A”) Expenses: In general, SD&A activity is expensed as incurred and includes costs related to marketing, advertising, selling, distribution, and general and administrative activities, which are associated with the revenue-generating activities of the Crisco Business. General and administrative expenses primarily include corporate headquarter-related costs, as well as other facility and service-related costs shared by the Crisco Business with other Smucker businesses. SD&A expenses are allocated based on their respective underlying cost driver.

Foreign Currency Translation: Assets and liabilities of foreign subsidiaries are translated to U.S. dollars using the exchange rate in effect at the balance sheet date, while revenue and direct operating expense accounts are translated to U.S. dollars using average rate throughout the periods.

NOTE 3: INVENTORIES

The components of inventories are as follows:

April 30, 2020
Finished products	$9.9
Raw materials	8.6
Work-in-process	11.5
Total inventory	$30.0

NOTE 4: PROPERTY, PLANT, AND EQUIPMENT

The components of property, plant, and equipment – net are as follows:

April 30, 2020
Land and land improvements	$9.3
Buildings and fixtures	40.0
Machinery and equipment	87.2
Construction in progress	2.2
Gross property, plant, and equipment	138.7
Less accumulated depreciation	(101.1)
Total property, plant, and equipment	$37.6

Depreciation expense assigned to the Crisco Business of $4.9 million for the year ended April 30, 2020, is primarily included in cost of products sold in the statement of revenue and direct operating expenses.

NOTE 5: SUBSEQUENT EVENTS

Subsequent events have been evaluated through January 28, 2021, the date these abbreviated financial statements were issued.